Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report (“Report”) of Tractor Supply Company (the “Company”) on Form 10-Q for the fiscal quarter ended March 27, 2010, as filed with the Securities and Exchange Commission on the date hereof, we, James F. Wright, Chairman of the Board and Chief Executive Officer, and Anthony F. Crudele, Chief Financial Officer and Treasurer, of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350), that to the best of our knowledge:

(1)	The Report fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	May 4, 2010

/s/ James F. Wright
James F. Wright
Chairman of the Board and Chief Executive Officer

/s/ Anthony F. Crudele
Anthony F. Crudele
Executive Vice President,
Chief Financial Officer and Treasurer